Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

STKD Bitcoin & Gold ETF (BTGD)

listed on The Nasdaq Stock Market, LLC.

October 11, 2024

Supplement to the Prospectus

dated September 23, 2024

Effective immediately, the following disclosure replaces the fifth paragraph under the “Additional Notices” section in the Prospectus.

The Sub-Adviser has entered into a brand licensing agreement with Newfound Research LLC (“Newfound”) and ReSolve Asset Management SEZC (Cayman) (“ReSolve”), granting the Sub-Adviser the right to use the "STKD" brand, a derivative of Return Stacked®. Neither the Trust nor the Adviser is a party to this agreement. In exchange for the branding rights, the Sub-Adviser will pay Newfound and ReSolve a fee based on a percentage of the Fund's unitary management fee.

Please retain this Supplement for future reference.